AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
0006	09/24/2014	OS140549	

6. ISSUED BY CODE HHS/OS/ASPR/BARDA

HHS/OS/ASPR/BARDA
330 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA02

ASPR-BARDA
330 Independence Ave, SW, Rm G640
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

NOVAVAX, INC. 383328
NOVAVAX, INC. 9920 BELWARD CAM
9920 BELWARD CAMPUS DR
ROCKVILLE MD 208503991

CODE 383328 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSO100201100012C

10B. DATED (SEE ITEM 13)
02/24/2011

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $70,000,000.00
2014.1994023.25505

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-9 Option to Extend the Term of the Contract and Mutual Agreement of Both Parties
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor [ ] is not. [x] is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 22-2816046
DUNS Number: 808837520

PURPOSE: 1) Extend the Period of Performance by exercising Option Period One (24 Months), 2)REVISE ARTICLES B.2., B.4., C.1., C.2., F.1., F.2., and SECTION J, and 3) Reallocate CLINS 5A, 5B, 0008, 0009, and 0010 from base to Option Period One(scope only) as a result of IPR on 7/24/14.

The above numbered contract is hereby changed as reflected in the attached pages.

Total contract amount is increased by $70,000,000 from $97,260,881 to ($167,260,881). Contract expiration date is changed from September 23, 2014 to September 23, 2016).
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
John A. Herrmann III, SVP General Counsel & Secretary		DOROTHY M. MCMILLAN	
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ John A. Herrmann (Signature of person authorized to sign)	22-Sept-2014	/s/ Dorothy M. McMillan (Signature of Contracting Officer)	Sept 22, 2014

APP'D LEGAL

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE CONTRACTOR AND THE GOVERNMENT MUTUALLY AGREE AS FOLLOWS:

SECTION B – SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.2. CONTRACT LINE ITEM NUMBERS (CLINs), - paragraph (b) is revised to Exercise Option Period One for a period of 24 Months (September 24, 2014 through September 23, 2016) as follows:

(b) Consideration and Payment (CPFF)

The total amount allotted this contract for Option Period One is **$70,000,000.**

In consideration for completion of the work, described under the Base Period (CLINs 0001 through 0010) and **Option Period One (CLINs 0011A through 14)** and in accordance with the Statements of Work (Section C) and Contractor Milestones (Attachment 5), the Contractor shall be paid an amount not to exceed **$167,260,880** , of which [**] ; [**] represents the estimated reimbursable costs and [**] ; [**] represents the fixed fee.

OPTION PERIOD ONE (24 Months) – CLINS 0011A through 0014 are added as follows:

Milestone Table for Option Period of Performance from Statement of Work and Contractor's Proposal dated 9/5/2014 (Attachment 5)

Optional CLIN	SUPPLIES / SERVICES	QTY/UNIT	EST. COST	FIXED FEE	TOTAL EST. CPFF
0011A	**Additional Contractor Defined Milestones - Recombinant Seasonal Influenza Vaccine** See associated cost in attachment 5. This CLIN also covers reallocation of 0005A(scope).	**1 Job**	[**]	[**]	[**]
0011B	**Additional Contractor Defined Milestones – Recombinant Pandemic Influenza Vaccine** See associated cost in attachment 5. This CLIN also covers reallocation of 0005B(scope).	**1 Job**	[**]	[**]	[**]
0012	**Technical Progress Reports (Including EVM) and Executive Summary** See associated cost in attachment 5. This CLIN also covers reallocation of 0008(scope).	**24 reports of each**	[**]	[**]	[**]
0013	**Draft Final Report** See associated cost in attachment 5. This CLIN also covers reallocation of 0009(scope).	**Not Separately Priced (NSP)**	[**]	[**]	[**]

0014	**Final Report** See associated cost in attachment 5. This CLIN also covers reallocation of 0010(scope).	**1 Report**	[**]	[**]	[**]

NOTE: The remaining CLINS 0005A, 0005B, 0008, 0009, and 0010 have been reallocated from the Base to Option Period One as a result of the IPR on 7/24/2014. A summary of cost is included in Attachment 5.

ARTICLE B.4 ADVANCE UNDERSTANDINGS – paragraph (c) is revised to include the following:

(c) **In Process Review** - As a result of the IPR on 7/24/2014, the contractor must meet the following conditions during Option Period One:

1. All Phase 3 activities including, but not limited to, manufacturing, validation and clinical evaluation will be delayed until the IPR is held and a decision is rendered by the MDA. Until then, BARDA will only reimburse product development and clinical costs through the End-of-Phase 2 meeting with FDA/CBER.
2. A risk management plan is required by the contract. Within three (3) months after contract modification, please provide an updated risk management plan highlighting potential problems and/or issues that may arise during the life of the contract, their impact cost, performance and timelines and appropriate remediation plans.
3. With reference to part 3.6.2.1 of the proposal, BARDA currently considers that success of the Phase 2 seasonal quadrivalent vaccine clinical study in healthy adults will be determined by either meeting CBER immunogenicity criteria or having immunogenicity results similar to the licensed comparator

SECTION C – DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK – Revised to include the following conditions:

The Statement of Work is revised to include Novavax' Proposal, dated September 5, 2014, which is included as Attachment 5.

ARTICLE C.2. EARNED VALUE MANAGEMENT (EVM) – Items C.2.3. is revised as follows:

C.2.3 **Integrated Baseline Review (IBR)** is revised to include the following language:

The Contractor shall submit this plan with the Risk Mitigation Plan.

SECTION F – DELIVERIES OR PERFORMANCE

ARTICLE F.1. PERIOD OF PERFORMANCE - The Option Period is exercised as follows:

The period of performance for **Option Period One (CLINs 0011A through 0014)** shall be twenty-four (24) months, effective **September 24, 2014 through September 23, 2016**.

ARTICLE F.2. CONTRACT DELIVERABLES/TECHNICAL REPORT DISTRIBUTION

B. The following contract deliverables and technical reports are required for **Option Period One**

CLIN	Deliverable	Quantity	Due Date
0011A	Remaining Contractor Defined Milestones – Recombinant Seasonal Influenza Vaccine	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Within twenty-four (24) months after option period one award.
0011B	Remaining Contractor Defines Milestones – Recombinant Pandemic Influenza Vaccine	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Within twenty-four (24) months after option period one award.
0012	Technical Progress Reports (including EVM) and Executive Summary	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Due on/before the 15th of the month (**EVM due on 20th**) for the previous calendar month. See ARTICLE C.2. Not due when Final Report is due.
NA	Contract Financial Report	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Due on a quarterly basis on/before the 15th of the month. Not due when Final Report is due. See ARTICLE G.5.
0013	Draft Final Report	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Due 45 days prior to the expiration date of the contract.
0014	Final Report	Original – CO 2 Copies – PO 1 Electronic Copy - PO	Due on/before the expiration date of the contract.

SECTION I – CONTRACT CLAUSES

ARTICLE I.1. GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT – are updated as follows:

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically as follows: FAR Clauses at: http://www.acquisition.gov/far/ . *HHSAR Clauses at:* http://www.hhs.gov/policies/hhsar/subpart352.html.

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	*Nov 2013*	*Definitions (Over the Simplified Acquisition Threshold)*
52.203-3	*Apr 1984*	*Gratuities (Over the Simplified Acquisition Threshold)*
52.203-5	*May 2014*	*Covenant Against Contingent Fees (Over the Simplified Acquisition Threshold)*
52.203-6	*Sep 2006*	*Restrictions on Subcontractor Sales to the Government (Over the Simplified Acquisition Threshold)*
52.203-7	*May 2014*	*Anti-Kickback Procedures (Over the Simplified Acquisition Threshold)*
52.203-8	*May 2014*	*Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)*
52.203-10	*May 2014*	*Price or Fee Adjustment for Illegal or Improper Activity (Over the Simplified Acquisition Threshold)*
52.203-12	*Oct 2010*	*Limitation on Payments to Influence Certain Federal Transactions (Over $150,000)*
52.203-17	*Apr 2014*	*Contractor Employee Whistleblower Rights and Requirements to Inform Employees of Whistleblower Rights (Over the Simplified Acquisition Threshold)*
52.204-4	*May 2011*	*Printed or Copied Double-Sided on Postconsumer Fiber Content Paper(Over the Simplified Acquisition Threshold)*
52.204-10	*Jul 2013*	*Reporting Executive Compensation and First-Tier Subcontract Awards ($25,000 or more)*
52.204-13	*Jul 2013*	*System for Award Management Maintenance*
52.209-6	*Aug 2013*	*Protecting the Government's Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)*
52.215-2	*Oct 2010*	*Audit and Records - Negotiation [Note: Applies to ALL contracts funded in whole or in part with Recovery Act funds, regardless of dollar value, AND contracts over the Simplified Acquisition Threshold funded exclusively with non-Recovery Act funds.]*
52.215-8	*Oct 1997*	*Order of Precedence - Uniform Contract Format*
52.215-10	*Aug 2011*	*Price Reduction for Defective Certified Cost or Pricing Data (Over $700,000)*
52.215-12	*Oct 2010*	*Subcontractor Cost or Pricing Data (Over $700,000)*
52.215-14	*Oct 2010*	*Integrity of Unit Prices (Over the Simplified Acquisition Threshold)*
52.215-15	*Oct 2010*	*Pension Adjustments and Asset Reversions (Over $700,000)*
52.215-18	*Jul 2005*	*Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions*
52.215-19	*Oct 1997*	*Notification of Ownership Changes*
52.215-21	*Oct 2010*	*Requirements for Certified Cost or Pricing Data and Data Other Than Certified Cost or Pricing Data - Modifications*
52.215-23	*Oct 2009*	*Limitations on Pass-Through Charges (Over the Simplified Acquisition Threshold)*
52.216-7	*Jun 2013*	*Allowable Cost and Payment*
52.216-8	*Jun 2011*	*Fixed Fee*
52.219-8	*May 2014*	*Utilization of Small Business Concerns (Over the Simplified Acquisition Threshold)*
52.219-9	*Jul 2013*	*Small Business Subcontracting Plan (Over $650,000, $1.5 million for Construction)*
52.219-16	*Jan 1999*	*Liquidated Damages - Subcontracting Plan (Over $650,000, $1.5 million for Construction)*
52.222-2	*Jul 1990*	*Payment for Overtime Premium (Over the Simplified Acquisition Threshold) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)*
52.222-3	*Jun 2003*	*Convict Labor*

FAR CLAUSE NO.	DATE	TITLE
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Jul 2014	Equal Opportunity for Veterans ($100,000 or more)
52.222-36	Jul 2014	Equal Opportunity for Workers with Disabilities
52.222-37	Jul 2014	Employment Reports on Veterans ($100,000 or more)
52.222-40	Dec 2010	Notification of Employee Rights Under the National Labor Relations Act (Over the Simplified Acquisition Threshold)
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Aug 2013	Employment Eligibility Verification (Over the Simplified Acquisition Threshold)
52.223-6	May 2001	Drug-Free Workplace
52.223-18	Aug 2011	Encouraging Contractor Policies to Ban Text Messaging While Driving
52.225-1	May 2014	Buy American - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	May 2014	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.
52.227-14	May 2014	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	May 2014	Interest (Over the Simplified Acquisition Threshold)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	May 2014	Assignment of Claims
52.232-25	Jul 2013	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Jul 2013	Payment by Electronic Funds Transfer--System for Award Management
52.232-39	Jun 2013	Unenforceability of Unauthorized Obligations
52.233-1	May 2014	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $700,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over the Simplified Acquisition Threshold)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Oct 2010	Subcontracts (Over the Simplified Acquisition Threshold), Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over the Simplified Acquisition Threshold)
52.244-6	Jul 2014	Subcontracts for Commercial Items
52.245-1	Apr 2012	Government Property
52.245-9	Apr 2012	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over the Simplified Acquisition Threshold)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES: *are updated as follows:*

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	*Jan 2006*	*Definitions - with Alternate paragraph (h) (Jan 2006)*
352.203-70	*Mar 2012*	*Anti-Lobbying*
352.216-70	*Jan 2006*	*Additional Cost Principles*
352.222-70	*Jan 2010*	*Contractor Cooperation in Equal Employment Opportunity Investigations*
352.227-70	*Jan 2006*	*Publications and Publicity*
352.228-7	*Dec 1991*	*Insurance - Liability to Third Persons*
352.233-71	*Jan 2006*	*Litigation and Claims*
352.242-70	*Jan 2006*	*Key Personnel*
352.242-73	*Jan 2006*	*Withholding of Contract Payments*
352.242-74	*Apr 1984*	*Final Decisions on Audit Findings*

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 07/2014].

SECTION J – LIST OF ATTACHMENTS – is revised to add ATTACHMENT 5

Attachment 5: Contractor's Revised Proposal (dated 9/5/14) Provided as a separate document
(Attachment B –Project Plan & Schedule, 12 pages;
Attachment D – Project Milestones/Key Deliverables, 3 pages;
Attachment E – Postponement of CLIN0009 and 0010 Deliverables, 2 pages;
Contractor's Gantt Chart (submitted 9/15/14)
Revised Summary of Proposed Cost (Submitted 9/19/14, 1 page)

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED